UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

PLAYSTUDIOS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PLAYSTUDIOS, Inc.
10150 Covington Cross Drive
Las Vegas, NV 89144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Friday, July 10, 2026   |   8:00 a.m. Pacific Time
Live webcast: https://web.viewproxy.com/PLAYSTUDIOS/2026
The principal business of the Annual Meeting will be:
1.
To elect five directors for a one-year term;

2.
To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.
To approve an amendment to the Company’s Certificate of Incorporation (as previously amended, the “Certificate of Incorporation”), substantially in the form attached hereto as Annex A, to effect, at the discretion of the Board but prior to the one-year anniversary of the reverse stock split of our outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class B common stock, par value $0.0001 per share (the “Class B common stock” and together with the Class A common stock, the “common stock”), at a ratio, ranging from 1-for-10 to 1-for-30, with the exact ratio and timing to be determined by the Board of Directors in its discretion within 12 months following the Annual Meeting without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); and

4.
To transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may vote on these matters in person or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:
•
Vote online or by telephone, by following the instructions included with the proxy card; or

•
Vote by mail, by completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

Only stockholders of record at the close of business on May 18, 2026 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. This Proxy Statement and the proxy card were either made available to you online or mailed to you beginning on or about May 29, 2026.
By Order of the Board of Directors
Joel Agena
General Counsel and Secretary
Las Vegas, NV
May 29, 2026
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on July 10, 2026:
The Notice of Annual Meeting, Proxy Statement, and our
2025 Annual Report on Form 10-K are available electronically at
ir.playstudios.com

PLAYSTUDIOS, INC. PROXY STATEMENT
GENERAL INFORMATION
This Proxy Statement and the accompanying proxy card are being furnished to you in connection with the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of PLAYSTUDIOS, Inc. (“PLAYSTUDIOS,” “we,” “us,” “our,” or the “Company”). The Annual Meeting will be held on July 10, 2026, at 8:00 a.m., Pacific Time. The Annual Meeting will be held virtually. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting https://web.viewproxy.com/PLAYSTUDIOS/2026.
This Proxy Statement is being sent or provided on or about May 29, 2026, to stockholders of record at the close of business on May 18, 2026 (the “Record Date”) of our Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class B common stock, par value $0.0001 per share (the “Class B common stock”).
Your proxy is being solicited by our Board of Directors (the “Board” or “Board of Directors”). Your proxy may be revoked by written notice given to our Secretary at our headquarters at any time before being voted. You may also revoke your proxy by submitting a proxy with a later date or by voting during your virtual attendance at the Annual Meeting. To vote online or by telephone, please refer to the instructions included with the proxy card. To vote by mail, please complete the accompanying proxy card and return it to us as instructed in the accompanying proxy card. Votes submitted online or by telephone or mail must be received by 11:59 p.m., Eastern Time, on July 9, 2026. Submitting your vote online or by telephone or mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the accompanying proxy card. The Board is currently not aware of any matters proposed to be presented at the Annual Meeting other than the election of directors, the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and the Reverse Stock Split Proposal. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter. Your virtual presence at the Annual Meeting does not of itself revoke your proxy.
VOTING INFORMATION
ATTENDING THE ANNUAL MEETING VIRTUALLY
In order to attend the Annual Meeting, you must register at https://web.viewproxy.com/PLAYSTUDIOS/2026 by 11:59 p.m. ET on July 7, 2026. Stockholders of record as of the Record Date who have registered will be able to attend and participate in the Annual Meeting online by accessing https://web.viewproxy.com/PLAYSTUDIOS/2026. To join the Annual Meeting, you will need to have your 11-digit control number, which appears on the notice and the instructions to the accompanying proxy card. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 8:00 a.m. Pacific Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the Annual Meeting prior to the start time.
Log in Instructions
To attend the virtual Annual Meeting, log in at https://web.viewproxy.com/PLAYSTUDIOS/2026. Stockholders will need their 11-digit control number, which appears on the notice and the instructions

4

to the accompanying proxy card. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the Annual Meeting.
Submitting Questions at the Virtual Annual Meeting
As part of the Annual Meeting, we will hold a question and answer session, during which we intend to answer questions submitted via the Q&A tool in accordance with the Annual Meeting’s Rules of Conduct (“Rules of Conduct”) that are pertinent to the Company and the Annual Meeting matters, as time permits. The Rules of Conduct will be posted on https://web.viewproxy.com/PLAYSTUDIOS/2026 approximately two weeks prior to the date of the Annual Meeting.
Annual Meeting Technical Assistance
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
SECURITIES ENTITLED TO VOTE
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record,” with respect to those shares. The notice will be sent to you by mail directly by us. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet or by phone as instructed in the notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the notice to ensure your vote is counted.
Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. As of the close of business on the Record Date, there were 112,264,257 shares of Class A common stock outstanding and 16,457,769 shares of Class B common stock outstanding. Each share of Class A common stock is entitled to one vote per share on each proposal to be considered by our stockholders and each share of Class B common stock is entitled to 20 votes per share on each proposal to be considered by our stockholders.
As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
MATTERS SCHEDULED FOR A VOTE
There are three matters scheduled for a vote:
•
Proposal 1: To elect five directors for a one-year term; and

•
Proposal 2: To ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

•
Proposal 3: To approve the Reverse Stock Split Proposal.

5

Aside from the election of directors, the ratification of the appointment of our independent registered public accounting firm, and the Reverse Stock Split Proposal, our Board of Directors knows of no matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.
BOARD OF DIRECTORS VOTING RECOMMENDATION
Our Board of Directors recommends that you vote your shares:
•
“For” the election of all director nominees;

•
“For” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•
“For” the Reverse Stock Split Proposal.

VOTING AT THE MEETING VIRTUALLY
For proposal 1, you may vote “For All”, “Withhold All”, “For All Except”, or abstain from voting with respect to each nominee to the Board of Directors. For proposals 2 and 3, you may vote “For”, “Against”, or abstain from voting. The procedures for voting are outlined below.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by registering for and attending the Annual Meeting virtually and following the instructions posted at https://web.viewproxy.com/PLAYSTUDIOS/2026, by proxy over the Internet, or by phone by following the instructions provided in the notice, or, if you request printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.
1.
To vote during the Annual Meeting, follow the instructions posted at https://web.viewproxy.com/PLAYSTUDIOS/2026. You will be asked to provide the 11-digit control number from the notice and follow the instructions.

2.
To vote on the Internet, go to www.FCRVote.com/MYPS to complete an electronic proxy card. You will be asked to provide the 11-digit control number from the notice and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on July 9, 2026 to be counted.

3.
To vote by phone, request a paper or email copy of the proxy materials by following the instructions on the notice and call the number provided with the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m., Eastern Time, on July 9, 2026 to be counted.

4.
To vote by mail, request a paper copy of the proxy materials by following the instructions on the notice and complete, sign, and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.

6

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
QUORUM FOR THE ANNUAL MEETING
In accordance with our Certificate of Incorporation, the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at all meetings of the stockholders, including the Annual Meeting. A quorum, once established at the Annual Meeting, will not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at the Annual Meeting, then either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders, present in person, or by remote communication, if applicable, or represented by proxy, will have power to recess the meeting or adjourn the meeting from time to time.
As such, your shares will be counted for purposes of determining if there is a quorum represented at the Annual Meeting if:
•
You are entitled to vote and you are present virtually at the Annual Meeting; or

•
You have properly voted by proxy prior to the meeting online, by phone, or by mail.

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present at the Annual Meeting.
VOTE REQUIRED TO APPROVE PROPOSALS
PROPOSAL	VOTES REQUIRED	EFFECT OF VOTES WITHHELD, ABSTENTIONS AND BROKER NON-VOTES
Proposal 1: Election of Directors
The plurality of the votes cast. Stockholders will be given the choice to vote “FOR” or “WITHHOLD” votes for each nominee. Thus, the five nominees receiving the highest number of votes “FOR” their election will be elected.
Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Deloitte as our Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).
Abstentions will have no effect. As described below, brokers have discretion to vote any uninstructed shares on “routine” matters, including ratification of the appointment of the independent public accounting firm, and accordingly we do not expect significant broker non-votes on this proposal.

7

PROPOSAL	VOTES REQUIRED	EFFECT OF VOTES WITHHELD, ABSTENTIONS AND BROKER NON-VOTES
Proposal 3: Reverse Stock Split Proposal	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).
Abstentions will have no effect. As described below, brokers have discretion to vote any uninstructed shares on “routine” matters, including the Reverse Stock Split Proposal, and accordingly we do not expect significant broker non-votes on this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal.

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.
Andrew Pascal, our Chairman and Chief Executive Officer, currently possesses approximately 77% of the total voting power of our outstanding shares. Please see “Security Ownership of Certain Beneficial Owners and Management” below. Mr. Pascal has indicated his intention to vote: (1) for the election of each of the director nominees, (2) for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and (3) for the Reverse Stock Split Proposal. Accordingly, the election of each of the director nominees, the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and the approval of the Reverse Stock Split are assured, notwithstanding a contrary vote by any or all stockholders other than Mr. Pascal.
ABSTENTIONS
An abstention represents a stockholder’s affirmative choice not to vote on a proposal. A vote to “withhold” with respect to Proposal 1 represents a stockholder’s choice to withhold authority to vote for one or more director nominees. Abstentions and withheld votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting.
With respect to Proposal 1, withheld votes will have no effect on the outcome of the election of directors. With respect to Proposals 2 and 3, abstentions will have no effect on the outcome of those proposals.
BROKER NON-VOTES
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is typically entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares. Broker non-votes are counted for purposes of determining whether a quorum is present.

8

HOW TO CHANGE YOUR VOTE AFTER SUBMITTING PROXY
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.
You may submit a duly executed proxy card with a later date or time than the previously submitted proxy;

2.
You may send a written notice that you are revoking your proxy to our Secretary, Joel Agena, c/o PLAYSTUDIOS, Inc., 10150 Covington Cross Drive, Las Vegas, NV 89144; or

3.
You may submit a later-dated vote on the Internet or by phone or a ballot cast online during the Annual Meeting (simply attending the Annual Meeting virtually will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.
HOW TO SUBMIT STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our 2027 proxy statement. Any such proposal must be submitted in writing by January 29, 2027 to our Secretary, Joel Agena, c/o PLAYSTUDIOS, Inc., 10150 Covington Cross Drive, Las Vegas, NV 89144. If we change the date of our 2026 Annual Meeting by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders, but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that if you wish to submit a proposal that is not to be included in next year’s proxy statement or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by our Secretary, Joel Agena, care of PLAYSTUDIOS, Inc., 10150 Covington Cross Drive, Las Vegas, NV 89144, no earlier than the 150th day and no later than the 120th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such stockholder proposal no earlier than February 10, 2027 and no later than March 12, 2027, which notice must contain the information specified in our Bylaws. If we change the date of our 2027 Annual Meeting by more than thirty days before, or more than 70 days after, the one-year anniversary of the 2026 Annual Meeting, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, no earlier than 120th day prior to our 2027 Annual Meeting date and no later than the 70th day prior to our 2027 Annual Meeting or, if later, the tenth day following the day on which certain public disclosure as described in our Bylaws of the meeting date is made. The public announcement of an adjournment or postponement of the 2027 Annual Meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Proxy Statement. You are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominees.
Any stockholder who intends to solicit proxies in support of a director nominee other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 11, 2027. However, if we change the date of our 2027 Annual Meeting by more than thirty calendar days from the one-year anniversary of the 2026 Annual Meeting, then such notice must be provided by the later of 60 calendar days prior to the date of the

9

annual meeting or the tenth calendar day following the day on which public announcement of the date of the annual meeting is first made by us.
HOUSEHOLDING
We have adopted a procedure approved by the U.S. Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. In order to receive a separate copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, please notify Broadridge Financial Solutions at www.ProxyVote.com or contact us at:
PLAYSTUDIOS, Inc.
10150 Covington Cross Drive
Las Vegas, NV 89144
(725) 877-7000
If you are eligible for householding, but you and other stockholders with whom you share an address currently receive multiple copies of our Annual Reports, Proxy Statements and/or Notices of Internet Availability of Proxy Materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials for your household, please contact Broadridge Financial Solutions in the manner provided above.
COSTS OF SOLICITATION
The costs of preparing, printing, and assembling the materials used in the solicitation of proxies from our stockholders are borne by the Company. In addition to the solicitation of proxies by mail, we may use the services of certain of our employees (for no additional compensation) to solicit proxies personally and by mail, telephone and electronic means from brokerage firms and other stockholders. We may also reimburse brokerage firms, banks and other agents, upon their request, for the costs of forwarding our proxy materials to beneficial owners of stock held in their name.
OUR MAILING ADDRESS
Our mailing address is 10150 Covington Cross Drive, Las Vegas, NV 89144.

10

PROPOSAL NO. 1
ELECTION OF DIRECTORS
NOMINEES
Our stockholders will elect a Board of five directors at the Annual Meeting. Each of the directors is expected to hold office until the next annual meeting of our stockholders, or until his or her respective successor shall be duly elected and qualified. The affirmative vote of a plurality of the total votes cast for directors is necessary to elect a director. This means that the five nominees who receive the most votes will be elected to the five open directorships, even if they get less than a majority of the votes cast. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If at the time of the Annual Meeting one or more of the nominees have become unable to serve: (i) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (ii) the Board of Directors may, in accordance with our Bylaws, reduce the size of the Board of Directors or may leave a vacancy until a nominee is identified.
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills for each nominee that led the Nominating and Corporate Governance Committee of the Board of Directors to recommend that person as a nominee for director as of the date of this Proxy Statement.
NAME	AGE	POSITION
Andrew Pascal	60	Chief Executive Officer and Chairman of the Board
Jason Krikorian	54	Director
Joe Horowitz	74	Director
Judy K. Mencher	69	Director
Steven J. Zanella	56	Director
Director Biographies
The following is a brief biographical summary of the experience of our directors and director nominees:
ANDREW PASCAL Chief Executive Officer and Chairman of the Board Age: 60
Mr. Pascal has served as our Chief Executive Officer and Chairman of the Board of Directors since June 21, 2021, and prior to this served as a Co-Founder, Chairman, and Chief Executive Officer of the Company’s predecessor entity, PlayStudios, Inc. (“Old PLAYSTUDIOS”), which he co-founded in 2011. Prior to co-founding Old PLAYSTUDIOS, Mr. Pascal served as Senior Vice President of Product Marketing and Development at Wynn Las Vegas, a luxury casino resort property owned by Wynn Resorts, Ltd., beginning in 2003 during the project’s development phase, before ascending to the roles of President and Chief Operating Officer in 2005. Throughout Mr. Pascal’s tenure, Wynn Las Vegas garnered multiple awards from the world’s leading hospitality guides. In 2008, Mr. Pascal led the development and launch of Wynn Las Vegas’ sister property, Encore Las Vegas. From 2001 to 2003, Mr. Pascal served as President and Chief Executive Officer of WagerWorks, Inc., a company he founded as a casino solutions and content supplier for many of the world’s largest gaming and media brands. Following Mr. Pascal’s departure, WagerWorks was acquired by International Game Technology. Mr. Pascal holds a Bachelor of Arts in Economics from the University of Colorado, Boulder. We believe Mr. Pascal is qualified to serve on the Board of Directors based on his substantial business experience, leadership, and management experience as the Chief Executive Officer of Old PLAYSTUDIOS and previously as a founder of, and executive director at, other software companies.

11

JASON KRIKORIAN Director Age: 54 Board Committees: • Audit • Nominating and Corporate Governance (Chair)
Mr. Krikorian has served as a member of the Board of Directors since June 21, 2021. He was a General Partner with DCM, an international venture capital firm, from 2010 through 2022. Mr. Krikorian has experience as a board member of many other public and private companies. Before joining DCM, Mr. Krikorian was a co-founder of Sling Media, Inc., a pioneering digital media company and creator of the Slingbox, where he led the establishment of partnerships with global multiple system operators and mobile operators, as well as the international expansion of the company. Prior to Sling Media, Mr. Krikorian was a partner at id8 Group where he advised leading global brands on product and business strategy focusing on digital media and mobile device platforms. He also spent time at the Boston Consulting Group, where he advised Fortune 500 clients in the retail, automotive, and utilities sectors. Mr. Krikorian holds a Bachelor of Arts in Psychology from the University of California, Berkeley, and both a Master of Business Administration and Juris Doctor from the University of Virginia. We believe Mr. Krikorian is qualified to serve on the Board of Directors due to his experience as an investor in the mobile device platforms space and his background and understanding of the Internet and digital media industries.

JOE HOROWITZ Director Age: 74 Board Committees: • Compensation • Audit
Mr. Horowitz has served as a member of the Board of Directors since June 21, 2021. Mr. Horowitz has been the Managing General Partner of Icon Ventures, a leading Silicon Valley venture capital firm, since 2003. Mr. Horowitz was also a founder of Icon Ventures in 2003 and has overseen its growth from $100 million in assets under management to $1.1 billion. Mr. Horowitz’s venture capital experience also includes a 10-year tenure at U.S. Venture Partners, where the first deal that he worked on was the seed financing of Sun Microsystems. He was also Chairman and CEO of Geocast Network Systems, a broadband infrastructure company backed by Mayfield, Kleiner Perkins and Institutional Venture Partners. Current Icon Ventures portfolio companies that Mr. Horowitz is a board member of, or actively involved with, include Area 1 Security, Global Worldwide, Synack, TuneIn and Volansi. He has also served on the board of the National Venture Capital Association and was previously a board member of the Western Association of Venture Capitalists. Mr. Horowitz holds a Bachelor of Arts in Economics from Columbia University and a Master of Business Administration from the Wharton Graduate School of Business. We believe Mr. Horowitz is qualified to serve on the Board of Directors due to his experience as an investor, board member or executive officer of multiple technology companies and his understanding of the technology industry.

12

JUDY K. MENCHER Director Age: 69 Board Committees: • Audit (Chair) • Nominating and Corporate Governance • Compensation (Chair)
Ms. Mencher has served as a member of the Board of Directors since June 21, 2021. Ms. Mencher has served as a member of the board of directors of New Millennium Homes, a California home builder, since 1997 and Spiral Water Technologies, a New Jersey manufacturer of advanced water filtration systems, since November 2018. Ms. Mencher is also the founder and has served as the Chief Executive Officer of Race Point Investors, LLC, a consultancy firm that specializes in advising various private equity funds and hedge funds on distressed investments and other matters, since March 2018. Prior to joining Race Point Investors, LLC, Ms. Mencher served as Principal of DDJ Capital Management, a firm that specializes in high yield and distressed investing, with assets under management during her tenure of $1 billion to $3 billion from 1996 to 2006. Ms. Mencher holds a Bachelor of Arts in Economics from Tufts University and both a Juris Doctor and Master of Business Administration from Boston University. We believe Ms. Mencher is qualified to serve on the Board of Directors due to her experience as a board member of other companies and in evaluating investments, as well as her background in finance.

STEVEN J. ZANELLA Director Age: 56
Mr. Zanella has served as a member of the Board of Directors since December 21, 2021, and was a member of the board of directors of Old PLAYSTUDIOS from June 2020 to June 2021. Mr. Zanella is the President and Chief Executive Officer of Japan Operations for MGM Resorts. He is responsible for overseeing Japan’s first integrated resort in Osaka which is currently being built. Prior to this role, Mr. Zanella served as the President of Operations for MGM Resorts International and oversaw the company’s regional properties, Sports and Sponsorships, Strategic Partnerships, future operations tied to domestic growth, and certain global growth initiatives. Additionally, he led Citywide Event Strategy and the company’s ongoing relationship with Marriott International. Mr. Zanella also served as Chief Commercial Officer of MGM Resorts International, where he oversaw Sports and Sponsorships, Brand Marketing, Direct Marketing, Group Sales, Revenue Management, Social Media, Loyalty and Commercial Strategy. Prior to that, he held the position of President & COO of CityCenter, where he managed daily operations and provided strategic direction for the ultra-luxury resorts. A veteran of the hospitality industry with more than 30 years of experience, he joined MGM Resorts in 1991 as a participant in the Management Associate Program, which is a hands-on training curriculum for college graduates. In his tenure with the company, Mr. Zanella has also served as President & Chief Operating Officer of MGM Grand Detroit, Senior Vice President of Marketing for MGM Grand Las Vegas, Vice President of Slots at Beau Rivage, Director of Slot Marketing and Player Development also at Beau Rivage, and Domestic Marketing Administrator for Table Games Marketing at The Mirage. Mr. Zanella received his bachelor’s degree in Hotel Administration from the University of Nevada, Las Vegas. In 2014 he earned a Master in Business Administration degree from the University of Michigan’s Stephen M. Ross School of Business. We believe Mr. Zanella is qualified to serve on the Board of Directors due to his significant management experience as a senior executive of a public company and his understanding of the entertainment and gaming industry.

The Board of Directors recommends a vote FOR the election of each of the director nominees.

13

EXECUTIVE OFFICER BIOGRAPHIES
The following is a brief biographical summary of the experience of our executive officers:
SCOTT PETERSON Chief Financial Officer Age: 59
Mr. Peterson has served as our Chief Financial Officer since June 21, 2021 and prior to this served as the Chief Financial Officer of Old PLAYSTUDIOS since June 2017. Mr. Peterson is a seasoned finance executive with expertise in accounting, financial management, and compliance, and brings more than 20 years of senior level financial leadership of public and private companies. In 2005, he was named Vice President and Chief Financial Officer for Wynn Macau, and returned to Las Vegas as the Senior Vice President and Chief Financial Officer of Wynn Las Vegas in 2009 and continued in such position until 2015. Mr. Peterson’s responsibilities encompassed all aspects of finance, accounting, and both casino and hotel finance operations. He was also the principal finance and accounting officer responsible for casino and hotel compliance with Wynn’s internal controls, as well as state and federal requirements under the Sarbanes-Oxley Act and the Nevada Gaming Control Board. Mr. Peterson holds a Bachelor of Science in Accounting from the University of Southern California.

ROBERT L. OSELAND Chief Operating Officer Age: 59
Mr. Oseland has served as our Chief Operating Officer since January 2025, overseeing the Company’s casual portfolio of mobile games, social casino portfolio of mobile games, playAWARDS loyalty and marketing platform, playCONNECT centralized technology tools and services, and playTECH platform technology infrastructure. Mr. Oseland joined the Company in 2019 as the General Manager of its playAWARDS division, a global loyalty and marketing platform. With over three decades of experience in the gaming and hospitality industries, Mr. Oseland previously held senior executive roles, including Chief Operating Officer of Paragon Gaming, where he managed a portfolio of North American hospitality and gaming properties. Mr. Oseland also previously held various leadership positions at Wynn Resorts, Ltd., where he played an instrumental role in the opening and operations of the Wynn Las Vegas and Encore resorts. Mr. Oseland holds a Bachelor of Science in Hospitality Management from the University of Nevada, Las Vegas.

JOEL AGENA General Counsel and Secretary Age: 63
Mr. Agena has served as our General Counsel and Secretary since February 23, 2022, and as our Vice President, Legal Counsel and Secretary since June 21, 2021, and prior to this served as the Vice President, Legal Counsel and Secretary of Old PLAYSTUDIOS since January 2019. Mr. Agena is responsible for overseeing all of our legal affairs, including corporate governance, mergers and acquisitions, securities, finance, general business, and content licensing. Mr. Agena has more than 28 years of experience as a practicing attorney. Prior to joining Old PLAYSTUDIOS in January 2019, Mr. Agena served as Old PLAYSTUDIOS’ outside counsel since its inception in 2011. In 2001 he founded The Phoenix Law Group where his practice was focused on acting as outside general counsel for emerging growth companies. Mr. Agena received a Juris Doctor from the University of Nebraska, College of Law in 1997 where he was a Member of the Law Review, Order of the Coif, and an Arthur E. Perry Scholar.

14

CORPORATE GOVERNANCE MATTERS
CORPORATE GOVERNANCE GUIDELINES
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Corporate Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on the investor relations page on our website at ir.playstudios.com.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including our chief executive officer, chief financial officer, and other executive and senior financial officers. The full text of our code of business conduct and ethics is available on the investor relations page on our website at ir.playstudios.com. We intend to post any amendment to our code of business conduct and ethics, and any waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules or regulations or listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”). Information on, or that can be accessed through, our website is not part of this Proxy Statement.
CONTROLLED COMPANY EXEMPTION
Andrew Pascal and his affiliates, directly and indirectly beneficially own or control more than 50% of the combined voting power for the election of directors. As a result, we are a “controlled company” within the meaning of the corporate governance standards of Nasdaq and may elect not to comply with certain corporate governance standards, including, but not limited to, the following requirements:
•
that a majority of the Board of Directors consist of directors who qualify as “independent” as defined under the rules of Nasdaq;

•
that we have a nominating and corporate governance committee and, if we have such a committee, that it is composed entirely of independent directors; and

•
that we have a compensation committee and, if we have such a committee, that it is composed entirely of independent directors.

Although as of the date of this Proxy Statement, we do not utilize any of these exemptions, we may elect to utilize one or more of these exemptions for so long as we remain a “controlled company.” Accordingly, you may not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.
DIRECTOR INDEPENDENCE
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, we have determined that Jason Krikorian, Joe Horowitz, and Judy K. Mencher, representing three of PLAYSTUDIOS’ five directors, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq.
ROLE OF BOARD IN RISK OVERSIGHT
The Board of Directors has extensive involvement in the oversight of risk management related to the Company and our business and accomplishes this oversight through the regular reporting to the

15

Board of Directors by the Audit Committee. The Audit Committee represents the Board of Directors by periodically reviewing our accounting, reporting, and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit, and information technology functions, the Audit Committee reviews and discusses all significant areas of our business and summarizes for the Board of Directors all areas of risk, including those related to cybersecurity, information security and data privacy, and the appropriate mitigating factors. In addition, the Board of Directors receives periodic detailed operating performance reviews from management. Due to the role the Board of Directors takes in risk oversight, the Board of Directors believes its leadership structure must allow it to effectively oversee the management of applicable risks related to the Company and its operations. The Board of Directors believes its current leadership structure enables it to effectively provide such oversight
COMMUNICATIONS WITH DIRECTORS
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: PLAYSTUDIOS, Inc., 10150 Covington Cross Drive, Las Vegas, NV 89144. The Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention and will regularly provide our Board with a summary of all substantive communications.
BOARD QUALIFICATIONS
Our Board has delegated to our Nominating and Corporate Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meeting of stockholders and for recommending persons to fill any vacancy on our Board. Directors are selected on the basis of experience in finance and business, and knowledge about the Company and the industry in which we operate. As a majority of our Board must consist of individuals who are independent, since we are not utilizing any of the “controlled company” exemptions, a nominee’s ability to meet the independence criteria established by the listing requirements of Nasdaq is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this Proxy Statement.
DIRECTOR NOMINATIONS
The Nominating and Corporate Governance Committee will consider candidates for directors recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Certificate of Incorporation and Bylaws, our corporate governance guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled “How to Submit Stockholder Proposals for Next Year’s Annual Meeting.”
ATTENDANCE AT ANNUAL MEETING
The Company does not have a formal policy requiring the members of our Board of Directors to attend its annual meetings of stockholders, although directors are encouraged to attend annual meetings of stockholders. Mr. Pascal acted as chairman of the 2025 annual meeting of stockholders and attended the meeting in that capacity.
RELATED-PARTY TRANSACTION POLICY
The Board of Directors has adopted a written related party transaction approval policy pursuant to which the Audit Committee will review and approve or take such other actions as it may deem appropriate with respect to the following transactions:

16

•
a transaction in which we are a participant and which involves an amount exceeding $120,000 and in which any of our directors, officers or 5% stockholders, or any other “related person” as defined in Item 404 of SEC Regulation S-K (“Item 404”), has or will have a direct or indirect material interest; and

•
any other transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404.

In reviewing and approving any such transactions, the policy requires that the Audit Committee consider the relevant facts and circumstances available and deemed relevant, including the nature of the related person’s interest in the transaction and whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction. This policy also provides that the following transactions are deemed pre-approved:
•
decisions on compensation of our directors or executive officers, if required to be disclosed in our proxy statement;

•
certain ordinary course transactions where a related person has a limited interest;

•
transactions where a related person’s interest or benefit arises solely from such person’s ownership of our securities and holders of such securities receive the same benefit on a pro rata basis; and

•
transactions where the rates or charges involved in the transactions are determined by competitive bids.

Other than the transactions described below under “Certain Relationships and Related-Party and Other Transactions,” there have been no other related person transactions that require disclosure under the SEC rules since the beginning of our last completed fiscal year.
BOARD LEADERSHIP STRUCTURE
Our Board has determined that separating or combining the roles of Chief Executive Officer and Chairman of the Board should be based on what it believes is in the best interests of PLAYSTUDIOS and our stockholders from time to time. Currently, Andrew Pascal serves as both our Chief Executive Officer and Chairman of the Board. Jason Krikorian serves as our Lead Independent Director.
The Lead Independent Director serves as the principal liaison between the independent directors and the Chairman of the Board. In that capacity, the Lead Independent Director presides over executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, and collaborates with the Chair on Board meeting agendas, schedules and materials.
Our Board believes that this leadership structure is appropriate for the Company and our stockholders at this time. Combining the roles of Chief Executive Officer and Chair currently promotes unified leadership, clear accountability and efficient communication between management and the Board. Our Board also believes that our strong independent director representation, together with the role of the Lead Independent Director, provides effective independent oversight of management.
Our Board believes that management speaks for PLAYSTUDIOS. While individual non-employee directors may, from time to time, meet or otherwise communicate with various constituencies involved with the Company, directors are generally expected to expected to coordinate such communications with management, absent unusual circumstances.
BOARD MEETINGS AND COMMITTEES
Our Board of Directors met five times during 2025. Each of our incumbent directors attended or participated in at least 75% of the aggregate number of (i) the meetings of the Board and (ii) the meetings of the respective committees of which the applicable director was a member. Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors. Each committee is governed by a written charter. Each committee charter is posted on our website at

17

https://ir.playstudios.com/corporate-governance/board-committees. From time to time, our Board may also establish other, special committees when necessary to address specific issues.
Audit Committee
Our Audit Committee met four times during 2025. The Audit Committee currently consists of Judy K. Mencher, Joe Horowitz, and Jason Krikorian, each of whom is a non-employee member of the Board of Directors. Judy K. Mencher serves as the chair of the Audit Committee. The Board of Directors has determined that each of the members of the Audit Committee satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC. The Audit Committee is responsible for, among other things:
•
selecting and hiring a registered public accounting firm;

•
evaluating the performance and independence of the registered public accounting firm;

•
approving the audit and pre-approving any non-audit services to be performed by the registered public accounting firm;

•
reviewing the integrity of our financial statements and related disclosures and reviewing our critical accounting policies and practices;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

•
overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;

•
reviewing and discussing with management and the registered public accounting firm the results of the annual audit, our quarterly financial statements, and our publicly filed reports;

•
establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
reviewing and approving in advance any proposed related-person transactions; and

•
preparing the Audit Committee report that the SEC requires in our annual proxy statement.

Compensation Committee
Our Compensation Committee met four times during 2025. The Compensation Committee consists of Joe Horowitz and Judy K. Mencher, each of whom is a non-employee member of the Board of Directors. Judy K. Mencher serves as the chair of the Compensation Committee. The Board of Directors has determined that each member of the Compensation Committee meets the requirements for independence under the rules and regulations of Nasdaq and the SEC. The Compensation Committee is responsible for, among other things:
•
determining, or recommending to the Board of Directors for determination, the compensation of the executive officers, including the chief executive officer;

•
overseeing and setting compensation for the members of the Board of Directors;

•
administering our equity compensation plans;

•
overseeing our overall compensation policies and practices, compensation plans, and benefits programs; and

•
preparing the compensation committee report that the SEC may require in our annual proxy statement.

In determining, or recommending for determination, executive officer compensation, the Compensation Committee considers individual and company goals and performance, as well as data sources regarding compensation paid by comparable companies. In furtherance of its oversight duties, the Compensation Committee conducts reviews and evaluations of the Company’s overall

18

and executive compensation and benefits practices, plans and policies generally, including the review and recommendation of any incentive-compensation and equity-based plans of the Company that are subject to Board approval.
The Compensation Committee may delegate its authority to subcommittees or the Chair of the Compensation Committee when it deems it appropriate and in our best interests. The Compensation Committee may delegate to one or more officers the authority to make grants and awards of stock rights or options to any non-Section 16 officer under such of the Company’s incentive-compensation or other equity-based plans as the Compensation Committee deems appropriate and in accordance with the terms of such plans. The Compensation Committee may delegate to one or more officers the authority to set overall compensation policies and practices, compensation plans and benefits programs as the Compensation Committee deems appropriate, other than with respect to our executive officers.
The Compensation Committee has the sole authority to retain or obtain the advice of a compensation consultant, legal counsel, or other adviser and shall be directly responsible for the appointment, compensation, and oversight of the work of any such adviser retained by the Compensation Committee.
The Compensation Committee engaged Compensia, Inc., a national compensation consulting firm, as an independent compensation consultant in the last fiscal year to assist with advice on executive compensation, director compensation, and other compensation consulting. Compensia did not provide any other material services (separate from consulting advice provided to the Compensation Committee) in 2025.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee met two times during 2025. The Nominating and Corporate Governance Committee consists of Judy K. Mencher and Jason Krikorian, each of whom is a non-employee member of the Board of Directors. Jason Krikorian serves as the chair of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the rules and regulations of Nasdaq and the SEC. The Nominating and Corporate Governance Committee is responsible for, among other things:
•
evaluating and making recommendations regarding the composition, organization and governance of the Board of Directors and its committees;

•
reviewing and making recommendations with regard to our corporate governance guidelines and compliance with laws and regulations;

•
reviewing conflicts of interest of the directors and executive officers and proposed waivers of our corporate governance guidelines and code of business conduct and ethics; and

•
evaluating the performance of the Board of Directors and its committees.

When evaluating candidates and making recommendations for director nominees, including incumbents, the Nominating and Corporate Governance Committee reviews and considers our current and future needs to ensure that the Board of Directors has the appropriate balance of knowledge, experience, skills, expertise, judgment, perspectives, and backgrounds. The Nominating and Corporate Governance Committee also seeks appropriate input from senior management in assessing the needs of the Board of Directors for relevant knowledge, experience, skills, expertise, judgment, perspective, and background of its members.
The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings the Company a diversity of experience at policy-making levels in areas that are relevant to our activities. Directors should possess the highest personal and professional ethics, integrity, and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are, or have been, affiliated. Director candidates must have sufficient time available, in the judgment of the Nominating and Corporate Governance Committee, to perform all Board and committee responsibilities that will be expected of them. Directors are expected to rigorously prepare for, attend, and participate in all meetings of the Board of Directors and applicable committees. While we do

19

not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Corporate Governance Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, judgment, perspective, background, and other demographic factors. Other than the foregoing, there are no specific minimum criteria for director nominees. The Nominating and Corporate Governance Committee believes it appropriate for one or more key members of the Company’s management, including the Chief Executive Officer, to serve on the Board of Directors.
If the Board determines to seek directors for nomination, the Nominating and Corporate Governance Committee will consider candidates proposed by directors or management and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. The Nominating and Corporate Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. The nominating process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee. In addition, the Nominating and Corporate Governance Committee may consider recommendations for nominees that are timely submitted by stockholders if such recommendations are delivered in the manner prescribed by the advance notice provisions contained in our Bylaws.

20

DIRECTOR COMPENSATION
We have adopted a non-employee director compensation program which is designed to provide competitive compensation necessary to attract and retain high quality non-employee directors and to encourage ownership of our stock to further align their interests with those of our stockholders. The program provides the following compensation for non-employee directors:
•
An annual cash retainer of $40,000;

•
An annual cash retainer of $15,000 for the lead independent director;

•
An annual cash retainer of $5,000 for the chair of a board committee;

•
An annual cash retainer of $10,000 for members of each committee;

•
An annual grant of restricted stock units (“RSUs”) under the 2021 Equity Incentive Plan (the “2021 Plan”) with a target grant date value of $150,000 for each director who has completed six months’ service, which vests quarterly over one year and which shall be subject to a maximum of 120,000 shares beginning in 2026;

•
An additional annual cash retainer of $20,000 for serving as our non-executive chair, if applicable; and

•
An additional cash retainer for service on ad hoc committees established by the Board of Directors from time to time, as applicable, in such amounts and payable in such increments as the Board of Directors may determine based on the nature and scope of such committee service.

DIRECTOR COMPENSATION TABLE
The following table provides information concerning the compensation of each non-employee director who served on the Board of Directors during the fiscal year ended December 31, 2025.
NAME	FEE EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	OPTION AWARDS	ALL OTHER COMPENSATION ($)	TOTAL ($)
Jason Krikorian	207,500	150,000			357,500
Joe Horowitz	—(2)	150,000	—	—	150,000
Judy K. Mencher	197,351	150,000	—	—	347,351
Steven J. Zanella	40,000	150,000	—	—	190,000

(1)
The amounts in this column reflect the grant date fair value of RSUs computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718.

(2)
Mr. Horowitz did not receive any cash compensation for his service as a non-employee director of the Company for 2025. Mr. Horowitz has historically elected to waive such cash compensation.

21

OWNERSHIP OF COMMON STOCK
The following table sets forth information regarding the beneficial ownership of our Class A common stock and Class B common stock as of May 5, 2026 by:
•
each of our directors and executive officers;

•
all directors and executive officers as a group; and

•
each person who is known to us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are exercisable or exercisable within 60 days. In computing the number of shares of Class A common stock or Class B common stock held by a beneficial owner and that holder’s percentage ownership, shares of our Class A common stock or Class B common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of May 5, 2026, as well as RSUs that are expected to vest and settle within 60 days of May 5, 2026, are deemed to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
The percentage ownership of common stock is based on 111,897,452 shares of Class A common stock and 16,457,769 shares of Class B common stock outstanding as of May 5, 2026.
Each outstanding share of our Class B common stock is convertible at any time at the election of the holder into one share of Class A common stock.
Unless otherwise indicated and subject to applicable community property laws, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our Class A common stock or Class B common stock beneficially owned by them. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except as otherwise noted.
	CLASS A COMMON STOCK		CLASS B COMMON STOCK		COMBINED VOTING POWER**
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER	%	NUMBER	%
5% Holders:
MGM Resorts International(2)	16,647,124	14.9%	—	—%	3.8%
BlackRock, Inc.(3)	6,221,929	5.6%	—	—%	1.4%
Directors and Executive Officers:
Andrew Pascal	1,357,309(4)	1.2%	14,524,625(5)	79.3%	76.9%(6)
Jason Krikorian	244,992 (7)	*	—	—%	*
Joe Horowitz	244,992 (8)	*	—	—%	*
Judy K. Mencher	812,091 (9)	*	—	—%	*
Steven J. Zanella	244,992 (10)	*	—	—%	*
Scott Peterson	654,754(11)	*	—	—%	*
Robert L. Oseland	730,142(12)	*	—	—%	*
All directors and executive officers as a group (8 individuals)	4,604,456 (13)	4.1%	14,524,625(5)	79.3%	77.4%

*
Denotes less than 1.0%

**
Percentage of total voting power represents voting power with respect to all shares of Class A common stock and Class B common stock, as a single class. Each share of Class B common stock is entitled to 20 votes per share and each share of Class A common stock is entitled to one vote

22

per share. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of May 5, 2026 and RSUs that are expected to vest and settle within 60 days of May 5, 2026 are deemed to be outstanding and to be beneficially owned by the person holding such stock options or RSUs for purposes of computing the percentage ownership of that person but are not treated as outstanding for purposes of computing the percentage ownership of any other person.
(1)
Unless otherwise noted, the business address of each of those listed in the table above is 10150 Covington Cross Drive, Las Vegas, Nevada 89144.

(2)
The address of MGM Resorts International is 3600 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

(3)
The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York, 10001.

(4)
Includes 226,371 shares of Class A common stock held by DreamStreet Holdings and 1,130,938 shares of Class A common stock held by the Pascal Family Trust. Mr. Pascal is the manager of DreamStreet Holdings, LLC and the trustee of the Pascal Family Trust. Does not include shares of Class A common stock issuable upon conversion of Class B common stock held by Mr. Pascal.

(5)
Includes 9,724,296 shares of Class B common stock held of record by DreamStreet Holdings, LLC, 2,913,005 shares of Class B common stock held of record by the Pascal Family Trust, and 1,864,324 shares of Class B common stock underlying options. Mr. Pascal is the manager of DreamStreet Holdings, LLC and the trustee of the Pascal Family Trust. Each outstanding share of our Class B common stock is convertible at any time at the election of the holder into one share of Class A common stock.

(6)
Includes 3,797,468 shares of Class B common stock held by PGP 2021 Irrevocable Trust and SJP 2021 Irrevocable Trust (collectively, the “Irrevocable Trusts”). The Irrevocable Trusts entered into irrevocable proxies and granted power of attorney to Mr. Pascal to vote the shares of Class B common stock held by the Irrevocable Trusts.

(7)
Includes 214,992 shares of Class A common stock held directly by the reporting person and 30,000 shares of Class A common stock subject to RSUs that are expected to be vested and settled within 60 days of May 5, 2026.

(8)
Includes 214,992 shares of Class A common stock held directly by the reporting person and 30,000 shares of Class A common stock subject to RSUs that are expected to be vested and settled within 60 days of May 5, 2026. Does not include 4,794,359 shares of Class A common stock held by Icon Ventures IV, L.P., as to which Mr. Horowitz disclaims beneficial ownership except to the extent of his pecuniary interests in such shares.

(9)
Includes 214,992 shares of Class A common stock held directly by the reporting person, 30,000 shares of Class A common stock subject to RSUs that are expected to be vested and settled within 60 days of May 5, 2026, and 567,099 shares of Class A common stock held of record by The Judy K. Mencher Trust 2014. Mrs. Mencher is the trustee of The Judy K. Mencher Trust 2014.

(10)
Includes 214,992 shares of Class A common stock held directly by the reporting person and 30,000 shares of Class A common stock subject to RSUs that are expected to be vested and settled within 60 days of May 5, 2026. Does not include 16,647,124 shares of Class A common stock beneficially owned by MGM Resorts International, as to which Mr. Zanella disclaims beneficial ownership.

(11)
Includes 352,142 shares of Class A common stock held of record by the Scott E. Peterson Trust, 135,945 shares of Class A common stock underlying options, and 166,667 shares of Class A common stock subject to RSUs that are expected to be vested and settled within 60 days of May 5, 2026. Mr. Peterson is the trustee of the Scott E. Peterson Trust.

(12)
Includes 650,034 shares of Class A common stock held directly by the reporting person and 80,108 shares of Class A common stock underlying options.

(13)
Includes 3,831,968 shares of Class A common stock, 402,487 shares underlying options to purchase Class A common stock, and 370,001 shares of Class A common stock subject to RSUs that are expected to be vested and settled within 60 days of May 5, 2026.

23

PROHIBITION ON HEDGING, SHORT SALES AND CERTAIN PLEDGE ARRANGEMENTS
Under our insider trading policy, directors, officers and employees are prohibited from engaging in hedging or speculative transactions involving our securities. These prohibited transactions include derivative transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars, exchange funds and other similar instruments designed to hedge or offset any decrease in the market value of our equity securities or to speculate on changes in such value. Directors, officers and employees are also prohibited from engaging in short sales of our common stock.
Our insider trading policy also prohibits purchasing our securities on margin, holding our securities in a margin account, or entering into any pledge or similar collateral arrangement that permits automatic, discretionary or routine liquidation of pledged securities based on market-value fluctuations or maintenance requirements. Limited pledging of Company securities as collateral for bona fide personal obligations may be permitted only with prior approval and subject to conditions designed to mitigate the risk of forced sales at times that could create legal, disclosure or governance concerns.
These restrictions are intended to align the interests of our directors, officers and employees with those of our stockholders and to reduce incentives or circumstances that could encourage inappropriate risk-taking or transactions inconsistent with long-term stockholder value creation.
INSIDER TRADING POLICY
The Company has adopted an insider trading policy governing the purchase, sale and other dispositions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules, regulations and listing standards. A current copy of our Insider Trading Policy is available in the Investor Relations section of our website.
Our Insider Trading Policy prohibits short sales and hedging transactions involving our securities and restricts pledging arrangements except in limited circumstances subject to prior approval and specified conditions.

24

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based solely on our review of copies of such reports filed with the SEC and written representations from the reporting persons that no other reports were required, we believe that, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were satisfied on a timely basis, except that an Initial Statement of Beneficial Ownership on Form 3 reporting Mr. Oseland’s appointment as an executive officer effective January 23, 2025 was filed on February 25, 2025 due to administrative timing associated with obtaining EDGAR access codes.

25

EXECUTIVE COMPENSATION
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.
For the year ended December 31, 2025, our named executive officers (“Named Executive Officers” or “NEOs”) were Andrew Pascal, Chairman and Chief Executive Officer; Scott Peterson, Chief Financial Officer; and Robert Oseland, Chief Operating Officer.
The objective of our compensation program is to provide a total compensation package to each NEO to enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance. The Board of Directors has historically determined the compensation for the NEOs, with the CEO providing his recommendation regarding the compensation for the other NEOs.
The compensation program for the NEOs consisted of base salary and incentive compensation delivered in the form of an annual cash bonus, each as described below:
•
Base Salary. Base salary is paid to attract and retain qualified talent and is set at a level that is commensurate with the NEO’s duties and authorities, contributions, prior experience, and sustained performance.

•
Annual Cash Bonus. Annual cash bonuses are paid to incentivize the NEOs to achieve our annual financial and operating performance metrics goals and are paid at the discretion of the Board of Directors.

•
Equity-Based Long-Term Incentive Compensation. Equity compensation is provided in the form of restricted stock units with multi-year vesting to align NEO’s interests with our stockholders’ interests and to emphasize long-term financial performance and executive retention.

The Company does not currently grant stock options, stock appreciation rights, or similar option-like instruments to its executives or employees. Should the Company implement such programs in the future, it would adopt appropriate policies to ensure compliance with securities laws and avoid conflicts with the timing of material nonpublic information disclosures.

26

SUMMARY COMPENSATION TABLE
The following table shows information concerning the annual compensation for services provided to the Company by the NEOs for the years ended December 31, 2025, and December 31, 2024.
	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Andrew Pascal Chairman and CEO	2025	750,000	500,000	2,535,000	10,552	3,795,552
	2024	750,000	500,000	1,879,170	—	3,129,170
Scott Peterson CFO	2025	400,000	135,000	910,001	—	1,445,001
	2024	398,077	100,000	1,958,004	—	2,456,081
Robert Oseland COO	2025	398,846	100,000	884,499	—	1,383,345
	2024	373,077	100,000	935,002	—	1,408,079

(1)
Bonus is paid in arrears.

(2)
The amounts in this column reflect the grant date fair value of RSUs and PSUs granted to the named executive officers in each covered fiscal year computed in accordance with ASC 718 and do not reflect whether the recipient has actually received a financial benefit from the award.

(3)
Excludes perquisites and personal benefits with a total value of less than $10,000 per year.

27

OUTSTANDING EQUITY AWARDS AS FISCAL YEAR-END
The following table shows information regarding outstanding equity awards held by the NEOs as of December 31, 2025.
	OPTION AWARDS					STOCK AWARDS
NAME	GRANT DATE	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	Number of RSUs That Have Not Vested (#)	Market Value of RSUs That Have Not Vested ($)(1)	Number of PSUs That Have Not Vested (#)	Market Value of PSUs That Have Not Vested ($)(2)
Andrew Pascal	4/17/17	1,864,324	—	1.01	4/17/2027	—	—	—	—
	2/22/23	—	—	—	—	375,000	244,313	—	—
	3/11/24	—	—	—	—	500,001	325,751	—	—
	3/07/25	—	—	—	—	1,000,000	651,500	625,000	407,188
Scott Peterson	6/29/17	67,974	—	1.01	4/1/2027	—	—	—	—
	2/28/19	67,971	—	1.44	1/1/2029	—	—	—	—
	3/11/24	—	—	—	—	333,334	217,167	—	—
	03/07/25	—	—	—	—	250,001	162,876	250,000	162,875
Robert Oseland	11/12/19	80,108	—	1.44	11/6/2029	—	—	—	—
	03/08/23	—	—	—	—	250,000	162,875	—	—
	03/11/24	—	—	—	—	283,334	184,592	—	—
	01/23/25	—	—	—	—	250,000	162,875	233,333	152,016

(1)
Amounts in this column are based upon the closing price of the Company’s Class A common stock at December 31, 2025, the final trading day of the year, which was $0.6515.

(2)
Represents PSUs granted in 2025 that were outstanding as of December 31, 2025, subject to certification of fiscal year 2025 performance results by the Compensation Committee. In March 2026, the Compensation Committee certified that the applicable performance goals were not achieved, and the awards were forfeited in full.

EMPLOYMENT AGREEMENTS
None of the NEOs have employment agreements with us, and all of our NEOs are at-will employees. In certain cases, we exchange offer letters with our NEOs and other employees that set forth compensation and other terms of their at-will employment.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
On March 7, 2025, the Compensation Committee of the Board of Directors of the Company adopted the PLAYSTUDIOS, Inc. Severance and Change in Control Plan (the “Severance Plan”). The Severance Plan provides severance pay and benefits to eligible officers and management employees who are designated as Participants (as defined in the Severance Plan). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Severance Plan, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 7, 2025 and filed on March 10, 2025.
The Compensation Committee has the authority to designate the executives and key employees who will be eligible to participate in the Severance Plan and is responsible for administering the Severance Plan. Each of the Company’s named executive officers has been designated as a Participant

28

under the Severance Plan, with Mr. Pascal as a Tier 1 Participant and Mr. Peterson and Mr. Oseland as Tier 2 Participants.
Under the Severance Plan, Participants are entitled to severance benefits upon the occurrence of a Qualifying Termination, as follows:
Termination that Does Not Qualify as a Change in Control Termination.   In the event of a Non-CIC Qualifying Termination, Participants will be eligible to receive the following benefits, provided the Participant enters into a Release and otherwise complies with the terms of the Severance Plan:
•
A lump sum cash payment equal to (i) in the case of Tier 1 Participants, 1.0 times the sum of the Participants annual Base Salary plus annual target Bonus, or (ii) in the case of Tier 2 Participants, 0.5 times the Participant’s annual Base Salary.

•
Continuation of the Participant’s medical, dental and vision benefits for the shorter of (i) in the case of Tier 1 Participants, 12 months, or, in the case of Tier 2 Participants, 6 months, (ii) until the date of the Participant becomes eligible to receive similar coverage from a subsequent employer, or (iii) until the date Participant and/or Participant’s covered dependents cease to be eligible for COBRA continuation coverage.

•
With respect to unvested time-based equity awards, (i) for Tier 1 participants, partial vesting in an amount equal to the Time-Based Annual Equity Target applicable to such participant, pro rated to reflect the number of days elapsed in the year of termination, and (ii) for Tier 2 participants, unvested awards shall lapse in accordance with their terms, unless and to the extent otherwise determined by the Compensation Committee.

•
With respect to unvested performance-based equity awards, (i) for Tier 1 participants, partial vesting in an amount equal to the Performance-Based Annual Equity Target applicable to such participant, pro rated to reflect the number of days elapsed in the year of termination, and (ii) for Tier 2 participants, unvested awards shall lapse in accordance with their terms, unless and to the extent otherwise determined by the Compensation Committee.

Termination in Connection with a Change in Control.   In the event of a CIC Qualifying Termination (which generally consists of a termination without Cause or for Good Reason that occurs within 3 months before or 12 months after a Change in Control), Participants will be eligible to receive the following benefits, provided the Participant enters into a Release and otherwise complies with the terms of the Severance Plan:
•
A lump sum cash payment equal to (i) in the case of Tier 1 Participants, 2.0 times the sum of the Participants annual Base Salary plus annual target Bonus, or (ii) in the case of Tier 2 Participants, 1.0 times the sum of the Participant’s annual Base Salary plus annual target Bonus.

•
Continuation of the Participant’s medical, dental and vision benefits for the shorter of (i) in the case of Tier 1 Participants, 24 months, or, in the case of Tier 2 Participants, 12 months, (ii) until the date of the Participant becomes eligible to receive similar coverage from a subsequent employer, or (iii) until the date Participant and/or Participant’s covered dependents cease to be eligible for COBRA continuation coverage.

•
With respect to unvested time-based equity awards, full vesting in an amount equal to two (2) times the Time-Based Annual Equity Target applicable to such Participant; provided, however, that if the amount of then-outstanding unvested time-based equity awards held by such Participant is less than this amount, such Participant will be issued additional fully-vested equity awards to ensure the Participant receives an amount equal to two (2) times the applicable Time-Based Annual Equity Target.

•
With respect to unvested performance-based equity awards, full vesting in an amount equal to two (2) times the Performance-Based Annual Equity Target applicable to such Participant; provided, however, that if the amount of then-outstanding unvested performance-based equity awards held by such Participant is less than this amount, such Participant will be issued

29

additional fully-vested equity awards to ensure the Participant receives an amount equal to two (2) times the applicable Performance-Based Annual Equity Target.
Each Participant’s receipt of severance benefits under the Severance Plan is subject to such Participant’s (i) execution and non-revocation of a general release of claims in favor of the Company and (ii) continued compliance with all restrictive covenants set forth in the Severance Plan, the Release, the Proprietary Information and Inventions Agreement, and any other confidentiality, non-solicitation, non-competition, invention assignment or similar agreement between the Participant and the Company. The Severance Plan supersedes all prior employment agreements, offer letter agreements or similar agreements that may have previously entitled a Participant to severance benefits upon termination of employment.

30

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025 (in thousands, except price).
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS AND RIGHTS	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS AND RIGHTS(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	19,321(3)	$1.24	17,694(4)
Equity compensation plans not approved by security holders	—	—	—
Total	19,321(3)		17,694(4)

(1)
The weighted average exercise price is calculated based solely on outstanding stock options.

(2)
Consists of the Old PLAYSTUDIOS’ 2011 Omnibus Stock and Incentive Plan (the “2011 Plan”), the PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), and the PLAYSTUDIOS, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”).

(3)
Consists of 4.6 million shares of Class A common stock or Class B common stock underlying outstanding stock options previously granted under the 2011 Plan, 12.2 million of Class A common stock underlying outstanding restricted stock units granted under the 2021 Plan, and 2.5 million of Class A common stock underlying outstanding performance stock units granted under the 2021 Plan in 2025 that remained outstanding as of December 31, 2025 pending certification of fiscal year 2025 performance results. In March 2026, the Compensation Committee certified that the applicable performance goals were not achieved, and those awards were forfeited in full. No additional awards may be granted under the 2011 Plan.

(4)
Consists of 13.1 million shares of Class A common stock remaining available for issuance under the 2021 Plan and 4.6 million shares of Class A common stock remaining available for issuance under the 2021 ESPP. The number of shares of Class A common stock reserved for issuance under the 2021 Plan automatically increases on January 1 of each year in an amount equal to (i) 5% of the total number of shares of Class A common stock or Class B common stock outstanding on December 31 of the preceding year, or (ii) a lesser number of shares of Class A common stock determined by the Board of Directors prior to the date of the increase. The number of shares of Class A common stock reserved for issuance under the 2021 ESPP automatically increases on January 1 of each year in an amount equal to (i) 1% of the total number of shares of Class A common stock or Class B common stock outstanding on December 31 of the preceding year, or (ii) a lesser number of Class A shares of common stock determined by the Board of Directors prior to the date of the increase.

31

CERTAIN RELATIONSHIPS AND RELATED-PARTY AND OTHER TRANSACTIONS
SPONSOR SHARES
On September 15, 2020, Acies Acquisition, LLC, the sponsor of the SPAC in the business combination transaction described below (the “Sponsor”), purchased 8,625,000 shares of Acies Class A ordinary shares for an aggregate purchase price of $25,000, or approximately $0.003 per share, which converted into shares of our Class A common stock upon the closing of such business combination transaction (the “Sponsor Shares”). On October 20, 2020, the Sponsor cancelled an aggregate of 2,875,000 Sponsor Shares, and on November 9, 2020, forfeited an additional 368,750 Sponsor Shares as a result of the underwriters’ election to partially exercise their over-allotment option in connection with Acies’ initial public offering (“Acies IPO”). On June 21, 2021, Old PLAYSTUDIOS and Acies entered into a business combination transaction (the “Business Combination”) and, in connection with the consummation of such transaction, the Sponsor forfeited an additional 1,657,188 Sponsor Shares such that an aggregate of 3,724,062 Sponsor Shares were issued and outstanding as of December 31, 2025
The Sponsor is controlled by Daniel Fetters and Edward King as managing members. Additionally, Mr. Pascal, prior to the Closing of the Business Combination, beneficially owned a 9.8% interest in the Sponsor. Mr. Pascal forfeited his interests in the Sponsor and all of the associated Acies Class B ordinary shares and Acies private placement warrants, in connection with the Closing of the Business Combination.
PRIVATE PLACEMENT WARRANTS
Simultaneously with the consummation of the Acies IPO, the Sponsor purchased 4,333,333 private placement warrants at a price of $1.50 per warrant, or $6,500,000 in the aggregate, in a private placement. Each private placement warrant entitled the holder to purchase one Acies Class A ordinary share for $11.50 per share. Additionally, on November 9, 2020, the Sponsor purchased an additional 203,334 private placement warrants, for total gross proceeds to Acies of $305,000. The private placement warrants may not be redeemed by us so long as they are held by the Sponsor or its permitted transferees. If the private placement warrants are held by holders other than the Sponsor or its permitted transferees, the private placement warrants are redeemable by us and exercisable by the holders on the same basis as the warrants included in the units that were sold as part of the Acies IPO. The Sponsor, or its permitted transferees, has the option to exercise the private placement warrants on a cashless basis.
The private placement warrants are identical to the warrants included in the units sold in the Acies IPO except that the private placement warrants: (i) are not redeemable by us, (ii) may be exercised for cash or on a cashless basis so long as they are held by the Sponsor or any of its permitted transferees and (iii) are entitled to registration rights (including the Class A common stock issuable upon exercise of the private placement warrants). Additionally, the purchasers agreed not to transfer, assign or sell any of the private placement warrants, including the Acies Class A ordinary shares issuable upon exercise of the private placement warrants (except to certain permitted transferees), until 30 days after Closing of the Business Combination.
In connection with the Business Combination, 715,000 of the private placement warrants were forfeited for no consideration. The remaining private placement warrants converted, on a one-for-one basis into warrants to acquire one share of Class A common stock pursuant to the Warrant Agreement.
In addition, in connection with the Acies IPO and the partial exercise of the over- allotment option, Mr. Pascal became the beneficial holder of 522,843 Acies Class B ordinary shares and 449,129 Acies private placement warrants through his ownership of interests in the Sponsor. Mr. Pascal forfeited his interests in the Sponsor and all of the associated Acies Class B ordinary shares and Acies private placement warrants at the Closing of the Business Combination.

32

REGISTRATION RIGHTS
The holders of the Sponsor Shares and private placement warrants (and any Class A common stock issuable upon conversion of the Sponsor Shares and upon the exercise of the private placement warrants) are entitled to registration rights pursuant to a registration rights agreement signed October 22, 2020, as amended and restated on June 21, 2021, requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy- back” registration rights and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.
TRANSACTION WITH CO-FOUNDER AND CHIEF EXECUTIVE OFFICER
In connection with the Business Combination and Merger Agreement, Andrew Pascal, Co-Founder, Chief Executive Officer and a member of the Board of Directors received shares of our Class B common stock. Shares of our Class B common stock are entitled to twenty votes per share. As a result, as of May 5, 2026, Mr. Pascal owned approximately 12.2% of our outstanding and issued capital stock and had approximately 76.9% of the combined voting power of our outstanding capital stock.
MGM MARKETING AGREEMENT, LETTER OF COMMITMENT, PROFIT SHARE BUYOUT AND PIPE PLACEMENT
We are party to a joint marketing agreement with MGM Resorts International (“MGM”) (as amended, the “MGM Marketing Agreement”). MGM is a stockholder and MGM’s President and Chief Executive Officer of Japan Operations also serves on the Board of Directors. As consideration for the use of MGM’s intellectual property in certain of our social casino games, we issued 19,200,000 shares of our common stock representing 10% of our then outstanding common stock, and in lieu of royalty payments, we agreed to pay MGM a profit share of up to a mid- to high-single digit percentage of cumulative net operating income, as defined in the MGM Marketing Agreement.
In October 2020, Old PLAYSTUDIOS and MGM agreed to amend the MGM Marketing Agreement to terminate the profit share provision (the “MGM Amendment”). Contemporaneously with the MGM Amendment, MGM delivered to us a Letter of Commitment pursuant to which it committed to participate in the PIPE Financing or other private placement of shares of our common stock for a minimum of $20.0 million. MGM applied the amount we were obligated to pay MGM under the MGM Amendment to satisfy its commitment, as permitted under the MGM Amendment. In exchange, we agreed to remit to MGM a one-time payment of $20.0 million, payable on the earliest to occur of (i) the PIPE Financing, (ii) the date that we waived MGM’s commitment to participate in the PIPE Financing, or (iii) two years from the date of the MGM Amendment. As of June 21, 2021, we satisfied all obligations related to the MGM profit share buyout as described below.
In connection with the execution of the Merger Agreement, Acies entered into Subscription Agreements, each dated as of February 1, 2021, with the Subscribers (as defined in the Subscription Agreements), pursuant to which the Subscribers agreed to purchase, and Acies agreed to sell the Subscribers, an aggregate of 25,000,000 Acies Class A Ordinary Shares (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $250.0 million (the “PIPE Placement”).
At the Closing of the Business Combination, we satisfied all obligations related to the MGM profit share buyout through the issuance of 2,000,000 shares of our Class A common stock to MGM in the PIPE Placement.

33

ANDREW PASCAL - FAMILY RELATIONSHIPS
Andrew Pascal’s brother, David Pascal, has served as our director of marketing since June 21, 2021 and previously served as the director of marketing of Old PLAYSTUDIOS since October 2012. David Pascal received approximately $0.3 million and $0.3 million in salary, bonus, and benefits in 2025 and 2024, respectively. The 2024 amount includes the grant date fair value of 60,000 RSUs that were granted to David Pascal.
OTHER RELATED PARTY TRANSACTIONS
During the year ended December 31, 2025, the Company made charitable contributions of $1.5 million to the PLAYSTUDIOS Impact Fund (the “Fund”), a tax-exempt private foundation established by the Company and administered by certain members of the Company’s management team. These individuals serve as officers and directors of the Fund but receive no compensation in such capacities. The Fund supports charitable causes selected based on input from Company employees and customers. The Company did not make any charitable contribution during the year ended December 31, 2024.
INDEMNIFICATION AGREEMENTS WITH OUR DIRECTORS AND OFFICERS
The Certificate of Incorporation provides that we will indemnify our directors to the fullest extent authorized or permitted by applicable law. We have entered into agreements to indemnify our directors, executive officers, and other employees. Under the Bylaws, we are required to indemnify each of our directors and officers if the basis of the indemnitee’s involvement was by reason of the fact that the indemnitee is or was a director or officer of the Company or was serving at our request as a director, officer, employee, or agent for another entity. We must indemnify our officers and directors against all expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the indemnitee in connection with such action, suit, or proceeding if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful. The Certificate of Incorporation also requires us to advance expenses incurred by a director or officer in connection with such action, suit or proceeding to the maximum extent permitted under Delaware law. Any claims for indemnification by our directors and officers may reduce our available funds to satisfy successful third-party claims against us and may reduce the amount of money available to us.

34

AUDIT COMMITTEE REPORT
With respect to PLAYSTUDIOS’ financial reporting process, the management of PLAYSTUDIOS is responsible for establishing and maintaining internal controls and preparing PLAYSTUDIOS’ consolidated financial statements. PLAYSTUDIOS’ independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for auditing these financial statements. It is the responsibility of the Audit Committee to oversee these activities. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of PLAYSTUDIOS’ financial statements. We have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with US GAAP and on the representations of Deloitte included in its audit of PLAYSTUDIOS’ consolidated financial statements.
We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2025 with PLAYSTUDIOS’ management and with Deloitte, including the results of the independent registered public accounting firm’s audit of PLAYSTUDIOS’ financial statements. We have also discussed with Deloitte all matters required to be discussed by the SEC and the Standards of the Public Company Accounting Oversight Board (“PCAOB”) for communication with audit committees, under which Deloitte must provide us with additional information regarding the scope and results of its audit of PLAYSTUDIOS’ consolidated financial statements.
We have also received and reviewed the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and have discussed with Deloitte its independence from PLAYSTUDIOS, as well as any relationships that may impact Deloitte’s objectivity and independence.
Based on our review of the matters noted above and our discussions with PLAYSTUDIOS’ management and independent registered public accounting firm, we recommended to the Board of Directors that the audited consolidated financial statements be included in PLAYSTUDIOS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.
Judy K. Mencher (Chair)
Joe Horowitz
Jason Krikorian
The foregoing Audit Committee Report shall not be deemed “filed” with the SEC and is not to be incorporated by reference into any filing of PLAYSTUDIOS, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

35

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We are asking our stockholders to ratify the selection of Deloitte as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, we are submitting the appointment of Deloitte to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders’ views on our independent registered public accounting firm.
In the event that our stockholders fail to ratify the appointment, the Audit Committee will review its future selection of independent auditors. Even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of PLAYSTUDIOS and our stockholders. Representatives of Deloitte are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
The following table presents fees for professional services rendered by Deloitte for the years ended December 31, 2025 and December 31, 2024 (in thousands):
	2025	2024
Audit Fees(1)	$827	$740
Audit-Related Fees(2)	—	15
Tax Fees(3)	536	216
All Other Fees(4)	15	4
Total	$1,378	$975

(1)
“Audit Fees” consist of fees billed for professional services rendered for the audit of our consolidated financial statements and services that are normally provided by Deloitte in connection with regulatory filings.

(2)
“Audit-Related Fees” consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
“Tax Fees” consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)
“All Other Fees” consist of fees billed for consulting services for purposes of providing advice and recommendations.

36

PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating the independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm, and overseeing the work of the independent registered public accounting firm. The Audit Committee annually pre-approves audit services to be provided by Deloitte, and also considers and is required to pre-approve the engagement of Deloitte for the provision of other services during the year. For each proposed service, the independent registered public accounting firm is required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate. All services provided by Deloitte in the fiscal year ended December 31, 2025 were approved by the Audit Committee in accordance with the pre-approval policies and procedures.
The Audit Committee and the Board of Directors recommend a vote FOR ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026.

37

PROPOSAL NO. 3
REVERSE STOCK SPLIT PROPOSAL
At the Annual Meeting, stockholders are being asked to approve an amendment to our Certificate of Incorporation to effect a Reverse Stock Split of the outstanding shares of our Class A common stock and Class B common stock at a ratio ranging from 1-for-10 to 1-for-30, with the exact ratio to be determined by our Board, in its discretion, without further approval of our stockholders. If approved by stockholders, the authority granted to our Board to effect the Reverse Stock Split will expire at 5:00 p.m. Eastern time on the date that is 12 months following the date of the Annual Meeting, unless the Reverse Stock Split has been effected prior to that time.
Pursuant to the Delaware General Corporation Law, our Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for approval. The form of the proposed Certificate of Amendment, which would be filed with the Secretary of State of the State of Delaware, is attached to this Proxy Statement as Annex A.
By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of each of Class A common stock and Class B common stock, between 10 and 30, would be combined into one share of Class A common stock and Class B common stock, as applicable. Upon receiving stockholder approval, our Board will have the authority, but not the obligation, at any time prior to the expiration of such authority, to determine whether to effect the Reverse Stock Split and, if so, the specific ratio within the approved range, and to effect the Reverse Stock Split by filing the Certificate of Amendment with the Secretary of State of the State of Delaware. We believe that enabling our Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to best achieve the anticipated benefits for the Company and our stockholders. See “Board Discretion to Implement the Reverse Stock Split.”
Our Board has unanimously approved and declared advisable the proposed amendment and recommends that stockholders vote FOR this proposal. However, our Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including our ability to maintain compliance with the minimum price criteria of Nasdaq; the historical and then-prevailing trading price and trading volume of our Class A common stock; the number of shares of Class A common stock outstanding immediately before and after the Reverse Stock Split; the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our Class A common stock; the anticipated impact of a particular ratio on the number of holders of our Class A common stock; business developments affecting us; and prevailing general market conditions. If implemented, the Board would effect only one Reverse Stock Split at a single ratio within the approved range. Although our stockholders may approve this proposal, we will not effect the Reverse Stock Split if our Board does not deem it to be in the Company and our stockholders’ best interests. See “Board Discretion to Implement the Reverse Stock Split.”
The Reverse Stock Split will not change the number of authorized shares of Class A common stock or Class B common stock or the relative voting power of holders of our Class A common stock or Class B common stock. Therefore, the Reverse Stock Split would result in a relative increase in the number of authorized but unissued shares of common stock. See “Principal Effects of the Reverse Stock Split-Relative Increase in the Number of Authorized Shares of Common Stock for Issuance.”
The Reverse Stock Split will also not change the par value of shares of Class A common stock or Class B common stock.
BOARD DISCRETION TO IMPLEMENT THE REVERSE STOCK SPLIT
On May 8, 2026, our Board approved the proposed amendment to our Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of our outstanding Class A common stock and Class B common stock, subject to stockholder approval. Our Board believes that the Reverse Stock Split could assist us in regaining compliance with the minimum bid price requirement for continued

38

listing on The Nasdaq Stock Market LLC (“Nasdaq”) and could also increase the per share trading price of our Class A common stock to a level that may be more attractive to investors and market participants. Because only our Class A common stock is listed on Nasdaq, Nasdaq compliance considerations relate to our Class A common stock.
On November 5, 2025, we received a notice from the Listing Qualifications Staff of Nasdaq notifying us that, based upon the closing bid price of our Class A common stock for the prior 30 consecutive business days, we no longer satisfied the $1.00 minimum bid price requirement for continued listing on the Nasdaq Global Market. Pursuant to Nasdaq Listing Rules, we were provided an initial compliance period of 180 calendar days, or until May 4, 2026, to regain compliance. During that period, compliance could have been regained if the closing bid price of our Class A common stock had been at or above $1.00 per share for a minimum of 10 consecutive business days, which did not occur.
Because we did not regain compliance during the initial compliance period, we applied to transfer the listing of our Class A common stock to the Nasdaq Capital Market in order to qualify for an additional compliance period. Nasdaq approved that application, and our listing transferred to the Nasdaq Capital Market effective May 6, 2026. As a result, we received an additional 180 calendar day compliance period, which expires on November 2, 2026. During this second compliance period, we may regain compliance if the closing bid price of our Class A common stock is at or above $1.00 per share for a minimum of 10 consecutive business days, subject to Nasdaq’s continued listing rules and Nasdaq staff discretion.
Our Board believes that maintaining the listing of our Class A common stock on Nasdaq is in the best interests of the Company and our stockholders. Continued Nasdaq listing may enhance the visibility and liquidity of our Class A common stock, broaden the pool of potential investors, and support employee equity compensation programs.
Our Board also believes that a higher per share stock price may improve the marketability of our Class A common stock to certain investors and institutions, some of which may have internal policies or practices that discourage investments in lower-priced securities. In addition, even if we were to regain compliance with the minimum bid price requirement during the second compliance period without effecting the Reverse Stock Split, our Board may nevertheless determine that implementing the Reverse Stock Split may be advisable to increase the per share trading price of our Class A common stock to a level that it believes is more appropriate for a company of our size and profile and that may better position the Company with investors and other market participants.
However, there can be no assurance that the Reverse Stock Split, if effected, will increase the market price of our Class A common stock in proportion to the reduction in the number of outstanding shares, or at all, or that it will result in our regaining or maintaining compliance with Nasdaq listing requirements.
Accordingly, our Board believes it is in the best interests of the Company and our stockholders to approve the proposed amendment to provide the Board with the flexibility, for a limited period of 12 months following the Annual Meeting, to effect the Reverse Stock Split if and when the Board determines that doing so is in the best interests of the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval of this proposal, to elect not to effect the Reverse Stock Split if it determines that market conditions, the trading price of our Class A common stock, operational considerations or other factors make implementation inadvisable or unnecessary. If the Board does not effect the Reverse Stock Split within that 12-month period, the authority granted by this proposal will terminate. The Board believes this limited-duration authority appropriately balances flexibility with accountability.

39

DETERMINATION OF SPLIT RATIO AND TIMING
In determining whether and when to effect the Reverse Stock Split following stockholder approval, and the specific reverse stock split ratio to be implemented, if any, our Board may consider a number of factors, including:
•
our ability to regain and maintain compliance with Nasdaq’s minimum bid price requirement and other applicable listing standards;

•
the historical and then-current trading price and trading volume of our Class A common stock;

•
the anticipated impact of the Reverse Stock Split on the market price, liquidity and marketability of our Class A common stock;

•
the number of shares of Class A common stock outstanding before and after the Reverse Stock Split;

•
the anticipated impact of a particular ratio on stockholders, including odd lot holdings and the number of registered holders;

•
general market, industry and macroeconomic conditions;

•
developments in our business, operations and financial condition; and

•
other factors that our Board deems relevant at the time.

Our Board will evaluate these and other relevant factors in determining whether, when and at what ratio to effect the Reverse Stock Split, if at all. Any determination by the Board regarding whether and when to effect the Reverse Stock Split must be made within 12 months following the Annual Meeting.
RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT
The Reverse Stock Split may not increase our stock price.
The effect of the Reverse Stock Split, if any, upon the market price of our Class A common stock cannot be accurately predicted. In particular, there can be no assurance that the price for a share of Class A common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of Class A common stock outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our Class A common stock does rise following the Reverse Stock Split, there can be no assurance that the market price of our Class A common stock immediately after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, the Reverse Stock Split may adversely impact the market price of our Class A common stock.
Further, as noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Class A common stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Class A common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all.
The market price of our Class A common stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Class A common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. The total market capitalization of our Class A common stock after implementation of the Reverse Stock Split, when and if implemented, may also be lower than the total market capitalization before the Reverse Stock Split.

40

The Reverse Stock Split may lead to a decrease in our overall market capitalization.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Class A common stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.
The Reverse Stock Split may decrease the liquidity of our Class A common stock.
The Board believes that the Reverse Stock Split may result in an increase in the market price of our Class A common stock, which could lead to increased interest in our Class A common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our Class A common stock, particularly if the price per share of our Class A common stock does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split may result in higher transaction costs for transactions in our Class A common stock.
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of fewer than 100 shares of Class A common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares. Therefore, stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs should they then determine to sell their shares.
PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT
General
If the Reverse Stock Split is approved by our stockholders and implemented by our Board, each holder of our Class A common stock and Class B common stock outstanding immediately prior to the Effective Time (as defined below) will own a reduced number of shares of Class A common stock or Class B common stock, as applicable, upon the Effective Time. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Class A common stock and Class B common stock, and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of Class A common stock and Class B common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share that is paid out in cash. See “Fractional Shares.” The Reverse Stock Split will not affect the voting or other rights of our Class A common stock or Class B common stock. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.
Effects on Shares of Common Stock
The following table contains information as of May 5, 2026 relating to our common stock based on the proposed Reverse Stock Split ratios, assuming the proposal is approved and the Reverse Stock Split is effected. The following table does not give effect to the treatment of fractional shares following the Reverse Stock Split and does not give effect to any other changes, including any issuance of securities, after May 5, 2026. The Reverse Stock Split would be effected proportionately with respect to the Class A common stock and Class B common stock. Accordingly, the relative voting power and equity ownership of holders of Class A common stock and Class B common stock would not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares.

41

Class	Shares outstanding as of May 5, 2026	Reverse Stock Split Ratio	Estimated shares outstanding after Reverse Stock Split(1)
Class A common stock Class B common stock	111,897,452 16,457,769	1-for-10 1-for-10	11,189,745 1,645,776
Class A common stock Class B common stock	111,897,452 16,457,769	1-for-15 1-for-15	7,459,830 1,097,184
Class A common stock Class B common stock	111,897,452 16,457,769	1-for-20 1-for-20	5,594,872 822,888
Class A common stock Class B common stock	111,897,452 16,457,769	1-for-25 1-for-25	4,475,898 658,310
Class A common stock Class B common stock	111,897,452 16,457,769	1-for-30 1-for-30	3,729,915 548,592

(1)
Does not reflect the treatment of fractional shares.

Effects on Outstanding Equity Awards and Equity Plans
The Company maintains the PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) and the PLAYSTUDIOS, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP), as well as the Old PLAYSTUDIOS’ 2011 Omnibus Stock and Incentive Plan (the “2011 Plan”) (collectively, the “Equity Plans”).
In the event of a Reverse Stock Split, the Compensation Committee of our Board of Directors, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under each of the Equity Plans, will make equitable adjustments, as applicable, and in each case in accordance with Sections 409A, 423 and 424 of the Code, as applicable, to (i) the aggregate number of shares of common stock that may be delivered under each Equity Plan, (ii) the number, class and exercise or purchase price of shares of common stock covered by each outstanding award or purchase right under each Equity Plan and (iii) the terms and conditions of any outstanding awards or purchase rights under each Equity Plan. Accordingly, if the Reverse Stock Split is effected, the number of shares available for future issuance under each of the Equity Plans, as well as the number of shares subject to any outstanding award or purchase right under each of the Equity Plans, and the exercise or purchase price and other terms relating to any such award or purchase right outstanding under each of the Equity Plans, are expected to be proportionately adjusted by the Compensation Committee to reflect the Reverse Stock Split.
In addition, pursuant to its administrative authority under the Equity Plans, the Compensation Committee will effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split.
Relative Increase in Number of Authorized Shares of Stock
The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 2,000,000,000 shares of Class A common stock, 25,000,000 shares of Class B common stock, and 100,000,000 shares of preferred stock (collectively, “capital stock”). Although the number of authorized shares of capital stock will not change as a result of the Reverse Stock Split, the number of shares of Class A common stock and Class B common stock issued and outstanding will be reduced in proportion to the ratio selected by our Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of Class A common stock and Class B common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split. The purpose of the relative increase in the amount of authorized and unissued shares of Class A common stock and Class B common stock is to allow for the ability to issue additional shares in connection with future financings, employee and director benefit programs and other desirable corporate activities without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time any such an action is contemplated. If a Reverse Stock Split is implemented, all or any of the authorized and unissued shares of Class A common stock and Class B common stock may be issued in the future for such corporate purposes

42

and such consideration as our Board deems advisable from time to time, subject to any limitations in our Certificate of Incorporation, without further action by our stockholders and without first offering such shares to our stockholders. Except pursuant to the Equity Plans, we presently have no plan, commitment, arrangement, understanding or agreement regarding the issuance of capital stock. However, we regularly consider our capital requirements and business development opportunities and may conduct equity offerings and pursue strategic opportunities in the future. The Reverse Stock Split does not itself authorize any new equity compensation plan or specific issuance transaction.
Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the market price of our Class A common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.
Effects on Exchange Act Obligations
The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.
Effects on Par Value
The Reverse Stock Split will not affect the par value of our common stock, which will remain at $0.0001 per share.
Effects on CUSIP
After the Effective Time, our Class A common stock would have a new CUSIP number.
Transfer Agent
Our current transfer agent, Continental Stock Transfer & Trust Company, will continue to be our transfer agent after the Reverse Stock Split.
RESERVATION OF RIGHT TO ABANDON REVERSE STOCK SPLIT
Our Board of Directors reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, even if the authority to effect the Reverse Stock Split and to file the Certificate of Amendment is approved by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split proposal, you are expressly also authorizing our Board to delay, not proceed with, and abandon, the proposed Reverse Stock Split proposal and the filing of the Certificate of Amendment if it should so decide, in its discretion, that such actions are in the best interests of the Company and its stockholders. In addition, if the Reverse Stock Split has not been effected within 12 months following the Annual Meeting, the authority granted by stockholders under this proposal will automatically expire.

43

PROCEDURE FOR EFFECTING THE REVERSE STOCK SPLIT
Effective Time
If the Reverse Stock Split proposal is approved by our stockholders and our Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m. Eastern time, on the date of effectiveness stated in the Certificate of Amendment filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with the Reverse Stock Split ratio contained in the Certificate of Amendment.
Stockholders of Record
As soon as practicable after the Effective Time, stockholders of record will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of common stock in book-entry form, you will not need to take any action to receive post-Reverse Stock Split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-Reverse Stock Split shares of common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. We believe substantially all outstanding shares are held in book-entry form. In the event any stockholders of record at the Effective Time hold shares of common stock in certificated form, they will be sent a transmittal letter by the Company’s transfer agent after the Effective Time that will contain the necessary materials and instructions on how a stockholder should surrender such holder’s certificates representing shares of common stock to the Company’s transfer agent.
Beneficial Owners
At the Effective Time, we intend to treat stockholders holding shares of common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.
Fractional Shares
No scrip or warrants or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share. Instead, each stockholder will be entitled to receive a cash payment equal to the fraction of which such stockholder would otherwise be entitled multiplied by the closing sale price (or official closing price, as reported by Nasdaq) of our Class A common stock on the effective date (as adjusted to give effect to the Reverse Stock Split). No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.
After the Effective Time, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-Reverse Stock Split stockholders to the extent that there are stockholders holding fewer than that number of pre-Reverse Stock Split shares within the Reverse Stock Split ratio that is determined by us as described above. Reducing the number of post-Reverse Stock Split stockholders, however, is not the purpose of this proposal.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

44

Accounting Matters
If the Reverse Stock Split is effected, the par value per share of Class A common stock and Class B common stock will remain unchanged at $0.0001. Accordingly, the stated capital on the Company’s consolidated balance sheets attributable to our Class A common stock and Class B common stock will be reduced proportionally based on the Reverse Stock Split ratio selected by our Board. In addition, cash paid to stockholders for the fractional shares to which they would have been entitled from the Reverse Stock Split will be recorded as a reduction to the additional paid-in capital account. The per share net income or loss of our Class A common stock and Class B common stock will be increased because there will be fewer shares of common stock outstanding. The effects of the Reverse Stock Split will be applied retrospectively to the Company’s consolidated balance sheets, consolidated statements of stockholders’ equity and per share amounts for all periods presented for all financial statements not yet issued. We do not anticipate that any other material accounting consequences would arise as a result of the Reverse Stock Split.
Not Intended as a Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Dissenters’ Rights of Appraisal
Under the Delaware General Corporation Law, stockholders will not be entitled to dissenters’ rights of appraisal with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right or any similar right.
Interest of Certain Persons in Matters to Be Acted Upon
Certain of our directors and executive officers have an interest in this proposal as a result of their ownership of shares of common stock, as set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of this Proxy Statement. However, we do not believe that our directors or executive officers have interests in this proposal that are different from or greater than those of any of our other stockholders.
Anti-takeover Effects of Proposed Amendments
The Certificate of Amendment will result in a relative increase in the number of authorized but unissued shares of Class A common stock and Class B common stock, and thus could, under certain circumstances, have an anti-takeover effect. However, this is not the purpose or intent of our Board. A relative increase in the number of our authorized but unissued shares could enable our Board to render more difficult or discourage an attempt by a party to obtain control of the Company by tender offer or other means. The issuance of Class A common stock or Class B common stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares entitled to vote, increase the number of votes required to approve a change of control of the Company and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of Class A common stock or Class B common stock to persons friendly to our Board could make it more difficult to remove incumbent officers and directors from office even if such change were favorable to stockholders generally.
As stated above, the Company has no present intent to use the relative increase in the number of authorized shares of Class A common stock or Class B common stock for anti-takeover purposes, and the Certificate of Amendment is not part of a plan by our Board to adopt a series of anti-takeover provisions; however, if the Certificate of Amendment is filed with the Secretary of State of the State of Delaware, then a greater number of shares of Class A common stock and Class B common stock would be available for such purposes than is currently available. This proposal, including the relative increase in the number of authorized shares, is not the result of any attempt to obtain control of the Company and our Board has no present intent to authorize the issuance of additional shares of common stock to discourage any such efforts if they were to arise.

45

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders of our common stock. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), current Treasury regulations promulgated thereunder, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis. Any such change could affect the continuing validity of this discussion.
We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
This discussion does not address the tax consequences to U.S. holders that are subject to special tax rules, such as financial institutions, regulated investment companies, partnerships, S corporations, dealers or traders in securities or currencies that use a mark-to-market method of tax accounting, tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, persons who acquired our common stock in connection with employment or the performance of services, persons subject to alternative minimum taxes or the unearned income Medicare tax and persons whose functional currency is not the U.S. dollar. In addition, this discussion does not address stockholders that are not U.S. holders (as defined below). This summary also assumes that the U.S. holder holds the pre-Reverse Stock Split common stock, and will hold the post-Reverse Stock Split common stock, as a “capital asset” as defined in Section 1221 of the Code (generally, property held for investment). All stockholders are urged to consult with their own tax advisors with respect to the U.S. federal tax consequences, as well as any state, local or non-U.S. tax consequences, of the Reverse Stock Split.
If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.
As used herein, the term “U.S. holder” means a holder that, for U.S. federal income tax purposes, is a beneficial owner of our common stock and is:
•
a citizen or individual resident of the United States;

•
a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
a trust if (i) a court within the United States may exercise primary supervision over the trust’s administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes; or

•
an estate the income of which is subject to U.S. federal income tax regardless of its source.

In general, the Reverse Stock Split should be treated as a tax-free reorganization under Section 368(a) of the Code, and no gain or loss should be recognized by a U.S. holder upon the exchange of pre-Reverse Stock Split common stock for post-Reverse Stock Split common stock, except with respect to cash received in lieu of a fractional share of common stock, as discussed below. The aggregate tax basis of the post-Reverse Stock Split common stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split (excluding any portion of such basis that is allocated to any fractional share of common stock). A U.S. holder’s holding period in the post-Reverse Stock Split common stock should include the period during which the U.S. holder held the pre-Reverse Stock Split common stock exchanged in the Reverse Stock Split. U.S. holders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

46

As noted above, we will not issue fractional shares of common stock in connection with the Reverse Stock Split. Instead, U.S. holders who would have been entitled to receive a fractional share of common stock will instead be entitled to receive a cash payment in lieu thereof. A U.S. holder of common stock that receives cash in lieu of a fractional share of common stock pursuant to the Reverse Stock Split is expected to be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A U.S. holder of common stock that receives cash in lieu of a fractional share and whose proportionate interest in us is reduced (after taking into account certain constructive ownership rules) should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis allocable to such fractional share of common stock. Any such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period in the fractional share of common stock surrendered is longer than one year as of the effective date of the Reverse Stock Split. Long-term capital gains recognized by non-corporate taxpayers are subject to reduced tax rates. The deductibility of capital losses is subject to limitations. A U.S. holder of common stock that receives cash in lieu of a fractional share and whose proportionate interest in us is not reduced (after taking into account certain constructive ownership rules) should generally be treated as having received a distribution that will be treated first as dividend income to the extent paid out of our current or accumulated earnings and profits, and then as a tax-free return of capital to the extent of the U.S. holder’s tax basis in our common stock, with any remaining amount being treated as capital gain. U.S. holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.
A U.S. holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. A U.S. holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required (such as by submitting a properly completed IRS Form W-9) or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service.
The tax treatment of a U.S. holder may vary depending upon the particular facts and circumstances of such stockholder. Each U.S. holder is urged to consult with its own tax advisor with respect to the tax consequences of the Reverse Stock Split.
VOTE REQUIRED FOR APPROVAL OF REVERSE STOCK SPLIT PROPOSAL
The approval of the Reverse Stock Split Proposal requires the affirmative vote a majority of the voting power of the votes cast (excluding abstentions and broker non-votes). Brokerage firms have authority to vote shares held in street name on the Reverse Stock Split Proposal, without instructions from beneficial owners, and as a result, we do not expect there will be significant broker non-votes on this matter.
The Board Of Directors recommends a vote “For” the approval of an amendment to our Certificate of Incorporation to effect the Reverse Stock Split.

47

AVAILABILITY OF ANNUAL REPORT ON
FORM 10-K
Stockholders can access our 2025 Annual Report on Form 10-K, and other financial information, on our website at ir.playstudios.com under the captions “Latest Annual Filing” and “Latest Financial Results.” Alternatively, stockholders can request a paper copy of the 2025 Annual Report by writing to: PLAYSTUDIOS, Inc., 10150 Covington Cross Drive, Las Vegas, NV 89144, Attention: Corporate Secretary.

48

OTHER BUSINESS
Our Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet, or by executing and returning the proxy card at your earliest convenience

49

Annex A
CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF
PLAYSTUDIOS, INC.
PLAYSTUDIOS, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.   This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 21, 2021, as previously amended on June 5, 2024 (as so amended, the “Certificate of Incorporation”).
2.   Upon this Certificate of Amendment becoming effective pursuant to the DGCL (the “Effective Time”), each [•] shares of the Corporation’s issued and outstanding Class A common stock, par value $0.0001 per share, and each [•] shares of the Corporation’s issued and outstanding Class B common stock, par value $0.0001 per share, in each case immediately prior to the Effective Time, shall automatically be combined, converted and changed into one (1) validly issued, fully paid and nonassessable share of Class A common stock or Class B common stock, respectively, without any further action by the Corporation or the holder thereof (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares shall be entitled to receive cash in lieu thereof as determined by the Board of Directors.
3.   The Reverse Stock Split shall be effected proportionately with respect to the Class A common stock and the Class B common stock so as to maintain the relative ownership and voting power of the holders of such classes immediately prior to the Effective Time, in each case in accordance with the Certificate of Incorporation.
4.   The Reverse Stock Split shall not change the authorized number of shares of any class of capital stock of the Corporation or the par value per share of any class of stock of the Corporation.
5.   This Certificate of Amendment was duly adopted by the Board of Directors and stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
6.   This Certificate of Amendment shall become effective at [•] [a.m./p.m.] Eastern Time on       ,       .
7.   All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this        day of       ,       .
PLAYSTUDIOS, INC.
By:
	Name:	Joel Agena
	Title:	General Counsel and Secretary

A-1

NAME & ADDRESS HEREAs a stockholder of PLAYSTUDIOS, Inc., you have the option of votingyour shares electronically through the Internet or by telephone,eliminating the need to return the proxy card. Your electronic ortelephonic vote authorizes the named proxies to vote your shares inthe same manner as if you marked, signed, dated, and returned theproxy card. Votes submitted electronically over the Internet or bytelephone must be received by 11:59 p.m. ET on July 9, 2026.PROXY VOTING INSTRUCTIONSPlease have your 11-digit controlnumber ready when voting byInternet or Telephone.Vote Your Proxy on the Internet:Go to www.FCRvote.com/MYPSHave your proxy card available whenyou access the above website.Follow the prompts to vote your shares.Vote Your Proxy by Phone:Call 1-866-402-3905Use any touch-tone telephone to voteyour proxy. Have your proxy cardavailable when you call. Follow thevoting instructions to vote your shares.Vote Your Proxy by Mail:Mark, sign, and date your proxy card,then detach it and return it in thepostage-paid envelope provided.CONTROL NUMBERPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.PLAYSTUDIOS, INC. ANNUAL MEETING OF STOCKHOLDERSJULY 10, 2026 AT 8:00 a.m. PACIFIC TIMETHIS PROXY IS SOLICITED ON BEHALF OFTHE BOARD OF DIRECTORS OF PLAYSTUDIOS, INC.The stockholder(s) hereby appoint(s) Andrew Pascal and Joel Agena or either of them, as proxies, each with the power to appoint his substitute, and herebyauthorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of PLAYSTUDIOS, Inc. that thestockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on July 10, 2026 and any adjournment orpostponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register athttps://web.viewproxy.com/PLAYSTUDIOS/2026 by 11:59 p.m. ET on July 7, 2026. On the day of the Annual Meeting of Stockholders, if you have properlyregistered, you may enter the meeting by clicking on the link you received via email in your registration confirmations. Further instructions on how to attendand vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the sections titled “Voting Information – Attending the Annual MeetingVirtually” and “Voting at the Meeting Virtually”.NAME & ADDRESS HEREBARCODE HERECONTROL NUMBERAddress Change:(If you noted any Address Changes above,please mark box.)This proxy, when properly executed, will be voted in themanner directed herein. If no such direction is made, this proxywill be voted in accordance with the Board of Directors’recommendations.Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney,executor, administrator, or other fiduciary, please give full title as such. Joint ownersshould each sign personally. If a corporation, limited liability company, or partnership,please sign in full corporate, limited liability company, or partnership name byauthorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held on July 10, 2026:The Notice, Proxy Statement and Annual Report are available at:https://web.viewproxy.com/PLAYSTUDIOS/2026PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.When properly executed, your proxy card/voting instruction form will be voted in the manner you direct.If you do not specify your choices, your shares will be voted FOR all the nominees listed in Item 1, FOR Item 2,and FOR Item 3.Your Board of Directors recommends a vote FOR all thenominees listed in Item 1.Please mark your votes like thisFOR ALL☐WITHHOLD ALL☐FOR ALL EXCEPT1. ELECTION OF DIRECTORS:(1) Andrew Pascal ☐(2) Jason Krikorian ☐(3) Joe Horowitz ☐(4) Judy K. Mencher ☐(5) Steven J. Zanella ☐To withhold authority to vote for any individual nominee(s), mark“FOR ALL EXCEPT” next to the name of each nominee you wish towithhold.Your Board of Directors recommends a vote FOR Item 2 andFOR Item 3.2. Ratification of the appointment of Deloitte & Touche LLP asthe independent registered public accounting firm.FOR ☐ AGAINST ☐ ABSTAIN ☐3. Approval of an amendment to the Certificate ofIncorporation of the Company to effect a reverse stock splitof the Company’s Class A common stock and Class Bcommon stock at a ratio of 1-for-10 to 1-for-30, with the exactratio within such range to be determined by the Board ofDirectors of the Company in its discretion.FOR ☐ AGAINST ☐ ABSTAIN ☐Note: Such other business as may properly come before themeeting or any adjournment thereof.